UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2017

Steel Partners Holdings L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 520-2300

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Steel Partners Holdings L.P., a Delaware limited partnership (“Parent”), entered into an Agreement and Plan of Merger, dated as of December 7, 2016, as amended as of December 23, 2016 (the “Merger Agreement”), with SPH Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Steel Excel Inc., a Delaware corporation (the “Company”), pursuant to which, on January 9, 2017, Parent commenced an offer (the “Offer”) to exchange for each outstanding share of common stock, par value $0.001 per share (the “Shares”), of the Company not already owned by Parent or any entity that is an affiliate of Parent, 0.712 newly issued 6.0% Series A preferred units, no par value (the “Parent Preferred Units”), of Parent (the “Transaction Consideration”), together with cash in lieu of any fractional Parent Preferred Units, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange and the related letter of transmittal filed by Parent with the Securities and Exchange Commission on January 9, 2017 (together with any amendments and supplements thereto).

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2017, in connection with the issuance of the Parent Preferred Units, Steel Partners Holdings GP Inc., Parent’s general partner, entered into the Sixth Amended and Restated Agreement of Limited Partnership of Parent (the “Limited Partnership Agreement”) to create and fix the rights, preferences and powers of the Parent Preferred Units. The Parent Preferred Units, among other things, (1) bear a cumulative distribution at a rate of 6.0% per annum, payable in cash or in kind (or a combination) at the option of Parent, (2) have a nine-year maturity, and (3) provide the holders thereof with either cash or common units of Parent upon maturity or earlier redemption, on a pro rata basis, at the option of Parent. In addition, the Limited Partnership Agreement provides for Parent to offer to repurchase or redeem, for cash on a pro rata basis, 20% of the Parent Preferred Units issued in the Offer and the Merger (as defined below) within the first three years after completion of the Offer.

The description of the terms of the Parent Preferred Units does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Limited Partnership Agreement, which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Offer expired as scheduled at 12:00 midnight, New York City time, at the end of February 6, 2017 (the “Expiration Date”). Based on the information provided to Parent by American Stock Transfer & Trust Company, LLC, the depositary for the Offer, as of the Expiration Date, 3,165,407 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 96.0% of the outstanding Shares (including Shares owned by Parent and its affiliated entities) and approximately 88.1% of the outstanding Shares not owned by Parent or any of its affiliates.  The Minimum Tender Condition and the Majority of the Minority Tender Condition (each as defined in the Merger Agreement), as well as all other conditions to the Offer having been satisfied, on February 7, 2017, Parent accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer

On February 8, 2017, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as an indirect, wholly owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than Shares held by the Company or any of its subsidiaries, Parent, Merger Sub or any other subsidiary of Parent, or held by stockholders who have properly and validly perfected their statutory rights of appraisal in respect of such Shares under Delaware law), was cancelled and converted into the right to receive the Transaction Consideration, without interest and subject to any required tax withholding. The Shares will no longer be quoted on the OTC Market. The Parent Preferred Units are listed on the New York Stock Exchange under the ticker symbol “SPLPPRA.”

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the First Amendment to the Merger Agreement, which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this report and are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 of this report is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 1.01 of this report is hereby incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On February 7, 2017, Parent issued a press release announcing the expiration and results of the Offer. A copy of such press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 7, 2016, by and among Steel Partners Holdings L.P., SPH Acquisition Co. and Steel Excel Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on December 9, 2016)
2.2	First Amendment to Agreement and Plan of Merger, dated as of December 23, 2016, by and among Steel Partners Holdings L.P., SPH Acquisition Co. and Steel Excel Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on December 27, 2016)
3.1	Sixth Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., dated as of February 7, 2017 (incorporated by reference to Exhibit 3.5 to the Form 8-A filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on February 7, 2017)
99.1	Press Release dated February 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2017	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc. Its General Partner

	By:	/s/ Douglas Woodworth
		Name:	Douglas Woodworth
		Title:	Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 7, 2016, by and among Steel Partners Holdings L.P., SPH Acquisition Co. and Steel Excel Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on December 9, 2016)
2.2	First Amendment to Agreement and Plan of Merger, dated as of December 23, 2016, by and among Steel Partners Holdings L.P., SPH Acquisition Co. and Steel Excel Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on December 27, 2016)
3.1	Sixth Amended and Restated Agreement of Limited Partnership of Steel Partners Holdings L.P., dated as of February 7, 2017 (incorporated by reference to Exhibit 3.5 to the Form 8-A filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on February 7, 2017)
99.1	Press Release dated February 7, 2017